Exhibit 99.2 Creating an Integrated North American Chemicals Leader JUNE 2026

Disclaimer Additional Information and Where to Find It associated with climate-related events or increased severity and frequency of severe weather events; (i) the failure or an interruption, including cyber-attacks, of Olin’s and/or Huntsman’s information technology systems, including risks from the rapid evolution and increased adoption of artificial intelligence technologies that may intensify cybersecurity risks and enable new or augment existing attack techniques and the potential for intellectual property infringement or unintentional disclosure of proprietary or confidential information through artificial intelligence This presentation may be deemed to be solicitation material in respect of the proposed transaction between Olin Corporation (“Olin”) and Huntsman Corporation (“Huntsman”). In connection tools; (j) risks associated with Olin’s and/or Huntsman’s international sales and operations, including economic, political or regulatory changes; (k) weak industry conditions affecting Olin’s with the proposed transaction, Olin and Huntsman intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including, among other filings, an and/or Huntsman’s ability to comply with the financial maintenance covenants in its debt agreements; (l) Olin’s and/or Huntsman’s indebtedness and debt service obligations; (m) failure to Olin registration statement on Form S-4 in connection with the proposed issuance of shares of Olin’s common stock pursuant to the proposed transaction, which Form S-4 will include a joint identify, attract, develop, retain and motivate qualified employees throughout the respective organizations and ability to manage executive officer and other key senior management proxy statement/prospectus of Olin and Huntsman, which after the registration statement is declared effective by the SEC, will be mailed to shareholders of Olin and stockholders of transitions; (n) adverse conditions in the credit and capital markets, limiting or preventing Olin’s and/or Huntsman’s ability to borrow or raise capital; (o) Olin’s and/or Huntsman’s inability to Huntsman seeking their approval of their respective transaction-related proposals. 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This presentation is not a substitute for the registration statement, the joint proxy statement/prospectus or any other document that Olin or Huntsman suppliers, customers and business partners and reductions in demand for their customers’ products; (s) failure to develop new products, processes or applications, or failure to keep pace may file with the SEC and send to their respective shareholders and stockholders in connection with the proposed transaction. Investors and securityholders will be able to obtain free copies with evolving technological innovations in end-use markets; (t) inability to protect patents and trade secrets or enforce intellectual property rights, particularly in countries where effective of the registration statement and the joint proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed with the SEC by Olin intellectual property laws and judicial systems may be unavailable; (u) conflicts, military actions, terrorist attacks, political events, public health crises and general instability, along with and Huntsman (when they become available) from the SEC’s website at www.sec.gov, on Olin’s website at www.olin.com under the tab “Investors” and under the heading “SEC Filings” and on increased security regulations, that could adversely affect Olin and/or Huntsman’s business; and (v) legal, environmental and regulatory risks, including (a) changes in, or failure to comply Huntsman’s website at www.huntsman.com under the tab “Investors” and under the heading “Financials” and subheading “SEC filings.” with, legislation or government regulations or policies, including changes regarding Olin’s and/or Huntsman’s ability to manufacture or use certain products and changes within the international markets in which Olin and/or Huntsman operate; (b) new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; (c) unexpected outcomes from legal or regulatory claims and proceedings; (d) costs and other expenditures in excess of those projected for environmental Participants in the Solicitation investigation and remediation or other legal proceedings; (e) various risks associated with Olin’s Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and (f) compliance with data privacy regulations, including the General Data Protection Regulation (GDPR) and other applicable data privacy laws, which could result in substantial Olin, Huntsman, their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the fines, penalties and legal liability. solicitation of proxies from Olin’s shareholders and Huntsman’s stockholders in connection with the proposed transaction. Information about Olin’s directors and executive officers is set forth in Olin’s Proxy Statement on Schedule 14A for its 2026 Annual Meeting of shareholders, which was filed with the SEC on March 20, 2026, its Annual Report on Form 10-K for the year ended All of Olin’s and Huntsman’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or Huntsman or December 31, 2025, which was filed with the SEC on February 20, 2026, its Current Report on Form 8-K, which was filed with the SEC on April 30, 2026, and subsequent statements of that Olin or Huntsman consider immaterial could affect the accuracy of the forward-looking statements. These statements are not guarantees of future performance and involve certain risks, changes in beneficial ownership on file with the SEC, including the Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements uncertainties, and assumptions, which are difficult to predict and many of which are beyond the control of Olin and/or Huntsman. Therefore, actual outcomes and results may differ materially of Beneficial Ownership on Form 5 on file with the SEC, including filings made on March 20, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, from those matters expressed or implied in such forward-looking statements. A further list and descriptions of these risks, uncertainties, and other factors can be found in Olin’s filings with 2026, May 5, 2026, May 19, 2026 and June 3, 2026. Information about Huntsman’s directors and executive officers is set forth in the Huntsman Proxy Statement on Schedule 14A for its the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at the website maintained by the SEC at 2026 Annual Meeting of stockholders, which was filed with the SEC on March 16, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC http://www.sec.gov, https://olin.com or on request from Olin and in Huntsman’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on February 18, 2026, its Current Report on Form 8-K, which was filed with the SEC since May 1, 2026, and subsequent statements of changes in beneficial ownership on file with the SEC, on Form 10-Q and other filings, available at the website maintained by the SEC at http://www.sec.gov, https://www.huntsman.com or on request from Huntsman. Any forward-looking including the Initial Statement of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 on file with the statement made in this presentation speaks only as of the date of this presentation. Neither Olin nor Huntsman undertake any obligation to update publicly any forward-looking statements, SEC, including filings made on June 3, 2026. or any other information in this presentation whether as a result of future events, new information or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Additional information concerning the interests of potential participants in the solicitation of proxies in connection with the proposed transaction, which may, in some cases, be different than those of Olin’s shareholders or Huntsman’s stockholders generally, will be set forth in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed Important Note about Combined and Non-GAAP Financial Information with the SEC relating to the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Olin or Huntsman websites described above. The financial information for the combined businesses of Olin and Huntsman is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. Cautionary Statement Regarding Forward-Looking Statements This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historical financial statements of Olin or Huntsman. These measures are provided for illustrative purposes and are based on an arithmetic sum of the relevant historical financial measures of Olin and Huntsman. These measures do not reflect what This presentation contains “forward-looking statements”. These statements relate to analyses and other information that are based on management’s current beliefs, certain assumptions the combined company’s financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Various factors could cause and forecasts made by management, and current expectations, estimates and projections. Such forward-looking statements include statements regarding the proposed combination between actual future results to differ materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Olin’s and Huntsman’s Olin and Huntsman, the future results of the combined company and the benefits anticipated to be realized from the proposed combination, the impact of the proposed transaction on the respective filings with the SEC. combined company’s business, projections as to the amount and timing of synergies and the closing date for the proposed transaction, and other uncertainties and contingencies in connection with the foregoing. The statements contained in this communication that are not statements of historical facts may include “forward looking statements” as defined in the Private This presentation also includes certain financial measures not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted EBITDA, combined Securities Litigation Reform Act of 1995. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” adjusted EBITDA, combined sales, synergies and integration benefits. Non-GAAP financial measures have limitations as an analytical tool and are not meant to be considered in isolation from, “target” and variations of such words and similar expressions in this presentation to identify such forward-looking statements. or as a substitute for, the comparable GAAP measures. There are limitations to non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. Olin and Huntsman caution you not to place The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or undue reliance on these non-GAAP financial measures. known or unknown risks or uncertainties materialize, actual results could vary materially from these forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not achieve some or all of the anticipated benefits and that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure For a definition of Olin’s and Huntsman’s respective adjusted EBITDA and a reconciliation of adjusted EBITDA to the most comparable GAAP financial measure for 2025, please see Olin’s to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Olin’s shareholders or Huntsman’s stockholders; (iii) the possibility that any or all of the Current Report on Form 8-K filed with the SEC on January 29, 2026 and Huntsman’s Current Report on Form 8-K filed with the SEC on February 18, 2026. various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals may be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (vi) the effect of the announcement or pendency of the proposed transaction on Olin’s or Huntsman’s ability to attract, motivate or retain key executives and associates, their ability to maintain relationships with customers, vendors, service providers and others with whom they do business, or their operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Olin’s and Huntsman’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; (ix) business, industry and operational risks applicable to Olin and/or Huntsman, including (a) sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by Olin and/or Huntsman; (b) declines in average selling prices for Olin’s and/or Huntsman’s products and the supply/demand balance for Olin’s and/or Huntsman’s products, including the impact of excess industry capacity; (c) unsuccessful execution of Olin’s and/or Huntsman’s operating models; (d) failure to control costs and inflation impacts or failure to achieve targeted cost reductions; (e) availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; (f) Olin’s and/or Huntsman’s reliance on a limited number of suppliers for specified feedstock and services and their reliance on third-party transportation; (g) the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; (h) exposure to physical risks 2

PETER HUNTSMAN KENNETH LANE Chairman of the Board, President and President and Chief Executive Officer Chief Executive Officer Today’s HUNTSMAN OLIN Participants TODD SLATER PHIL LISTER Senior Vice President and Executive Vice President and Chief Financial Officer Chief Financial Officer OLIN HUNTSMAN 3

Merger of Equals Creates a $12B+ North American Chemicals Leader Creates a $12B+ North Vertical Integration Enhanced Scale and Experienced Leadership American Chemicals Improves Cost Position, Disciplined Capital with Shared Focus on Leader Amplified by $400M+ Allocation Drive Value Creation Cost Synergies Shareholder Value North American anchor with Structurally lower and more Strong cash flow to support Combined company will complementary Europe & APAC stable cost position to improve near-term deleveraging, benefit from highly footprint to better serve financial performance through shareholder returns and highly experienced management customers across diverse and the cycle accretive growth projects team, Board of Directors and growing end markets closely aligned corporate High confidence in $400M+ of cultures Winchester to operate as a key operational and SG&A synergies; business within the combined ~$125M in additional cash tax company benefits 4

Transaction BALANCED NAME AND TRANSACTION GOVERNANCE HEADQUARTERS STRUCTURE Summary & LEADERSHIP CHIEF EXECUTIVE OFFICER • All-stock merger of equals • Company name: Kenneth Lane OlinHuntsman Corporation • Huntsman shareholders to receive 0.5476 shares in Olin for (1) • Corporate headquarters: CHAIRMAN OF THE BOARD every 1 share in Huntsman The Woodlands, Texas Peter Huntsman • Post-transaction ownership split: CHIEF FINANCIAL OFFICER 54.5% Olin shareholders / Phil Lister 45.5% Huntsman shareholders CHIEF INTEGRATION OFFICER Todd Slater TIMING / EXPECTED APPROVALS SYNERGIES BOARD OF DIRECTORS • $300M+ synergy and • Expected transaction integration benefits by end of closing in H1 2027 5 from existing Olin Board of year 3 Directors (including CEO) • Unanimously approved and • $100M+ additional raw material recommended by the Boards of Chair of Compensation and Chair integration benefits in 2031 Directors at both companies of Governance Committees • ~$125M cash tax benefits from • Transaction is subject to the (2) accelerated NOLs satisfaction of customary closing 5 from existing Huntsman Board conditions, including receipt of of Directors (including Chairman) required regulatory approvals Chair of Audit and Chair of and the approval of Olin’s shareholders and Huntsman’s Integration Committees shareholders (1) Non-Executive Chairman (2) Net Operating Loss 5

Increased Scale to Compete in Diverse and Growing End Markets Combined Company Financials in $B COMBINED COMPANY GEOGRAPHIC MIX % 2025 Revenue (1) Rest of World $12.5 $0.9 | $1.3 9% 2025 Revenue 2025 EBITDA Europe 17% U.S. and KEY END MARKETS Canada Aerospace | Automotive | Consumer | 56% Construction & Infrastructure | Defense | Electronics | APAC Energy | Industrial | Pulp & Paper | Water Treatment 18% Source: Company Filings (1) Including run-rate annual synergies of $400M+ 6

Deeper Integration Drives Value Chain Benefits ADVANTAGED UPSTREAM LEADERSHIP DOWNSTREAM APPLICATION EXPERTISE • Favorable cost position from U.S. Gulf Coast economics• Large downstream participant in the chlorine value chain Today• World-scale chlor alkali and derivatives production Today• Formulation and applications expertise • High optionality for ECU products• Deep end market customer relationships MDI / PU Advanced Formulated MDI / PU Advanced Formulated Chlorine EDC/VCM Caustic Epoxy Amines Chlorine Caustic EDC / VCM Epoxy Amines Systems Materials Solutions Systems Materials Solutions • Significantly expanded outlets for chlorine• Access to chlorine inputs at producer economics • Enhanced cross-cycle operating rates• Improved U.S. cost position in MDI / amines / epoxy Pro Pro Forma Forma • Liberation of additional caustic soda volumes• Stronger resilience through the cycle • Greater flexibility in market entry points along epoxy chain• Accelerates downstream growth while improving feedstock security EXPANDED CHLORINE OPTIONALITY AND ECU OPTIMIZATION COST-ADVANTAGED FEEDSTOCK ACCESS Combined Strength and Profitability Unlocks More Opportunities to Grow 7

Creating a Stronger, More Diversified Platform With Differentiated Downstream Capabilities SELECTED INTEGRATED VALUE CHAINS Current Olin Strength Current Huntsman Strength External SELECT GROWTH END MARKETS Formulated Chlorine Phosgene MDI Polyurethane Systems AEROSPACE AUTOMOTIVE Chlor Alkali ECU → POLYURETHANES Caustic Soda Polyol CONSTRUCTION & CONSUMER Chlorine EDC Amines INFRASTRUCTURE Chlor Alkali Ethylene ECU → AMINES Caustic Soda ENERGY ELECTRONICS Commodity Caustic Soda Resin Formulated Chlor Alkali ECU → EPOXIES EPI / BPA / BPF Chlorine Systems INDUSTRIAL WATER TREATMENT Specialty Resin Phenol / Acetone Higher value ECU optionality Utilize lower-cost producer Improve profitability and Grow with customers at economics to compete resilience in all market multiple points in the value globally environments chain MDI = Methylene Diphenyl Diisocyanate, EDC = Ethylene Dichloride, EPI = Epichlorohydrin, BPA = Bisphenol A, BPF = Bisphenol F 8

$400M+ Cost Synergy and Integration Benefits Identified LINE OF SIGHT TO $400M+ SYNERGIES PER YEAR, $300M+ OF IDENTIFIED NEAR-TERM SYNERGIES AFTER FULL INTEGRATION ($M) PURCHASING & RAW MATERIAL INTEGRATION $400+ $100+ • Raw material cost savings from scale and sourcing ~$75M • Rationalized supply relationships Annual Synergy $300+ • Shift to internal supply for epoxy and amines OPERATIONS ~$75M • Global asset optimization Annual Synergy • Fixed cost reduction from integrated operations Year 1 Year 2 Year 3 2031 Total Synergy and Additional Integration Raw Material Benefits Integration SG&A ~$150M • Overhead reduction ADDITIONAL CASH TAX BENEFITS FROM COMBINED NOL OPTIMIZATION Annual Synergy • Elimination of duplicative corporate costs OF ~$125M (NOT INCLUDED IN COST SYNERGY FIGURE) 9

Significantly Improved Profitability and Cash Flow Through the Cycle (1) ADJUSTED EBITDA ($B) Stronger Combined More Resilient and Combined Company Combined Company 2025 Financial Profile Drives Profitable with 2021 – 2025 Average Profitability from Combined Company $2.7B Synergy and 2025 $1.3B+ $0.4 (1) Integration Benefits Adjusted EBITDA $1.3B Enhanced Free Cash Accelerated Upside $2.3 $0.4 Run-rate Synergies Flow Generation as Cycle Turns $0.9 Source: Company Filings 10 (1) Reflects combined company 2025 synergized Adjusted EBITDA

Stronger Combined Stronger combined financial profile driven Year-end 2025 net leverage by synergy capture, integration benefits of 4.6x (or 3.2x with full synergy Financial Profile (2) and increased scale implementation ) on a combined company basis A combined company balance sheet with balanced maturity profile; no bond Combined liquidity of $2.3B; maturities before 2029 expect to maintain strong liquidity profile going forward Attractive blended cost of (1) debt of ~5.1% Disciplined capital allocation enabling deleveraging while supporting shareholder returns and growth LIMITED NEAR-TERM BOND MATURITIES ($M) $1,419 $950 $750 Huntsman $350 $515 $400 Olin $669 $600 2026 2027 2028 2029 2030 2031 Beyond 2031 Note: Financial profile as of December 31, 2025 (1) Blended cost of debt for Huntsman and Olin outstanding fixed-rate senior notes 11 (2) Includes $400M+ of synergies

MAINTENANCE CAPITAL • ~$400M per year on a combined basis to ensure safe and reliable operations DIVIDEND Consistent, • Maintain stable dividend policy • Supported by resilient through-the-cycle cash flows of the Disciplined Capital combined company Allocation Priorities LEVERAGE • Prioritize near-term deleveraging • Prudent leverage through the cycle EXCESS CASH • Excess cash through the cycle prioritized for shareholder returns and high-return growth projects (organic and inorganic) 12 12

KEY TAKEAWAYS Creates a $12B+ North Vertical Integration Enhanced Scale and Experienced Leadership American Chemicals Improves Cost Position, Disciplined Capital with Shared Focus on Leader Amplified by $400M+ Allocation Drive Value Creation Cost Synergies Shareholder Value 13

Appendix

High Confidence in Synergy Delivery with Accountability DAY 1 SYNERGY IMPLEMENTATION PLAN ACCOUNTABILITY FRAMEWORK Bottoms-up synergy capture plan jointly developed IMMEDIATE COST ACTIONS WITH HIGH EXECUTION VISIBILITY by designated cross-functional teams from Olin and • Corporate cost rationalization Huntsman • Elimination of duplicate public company costs • SG&A efficiencies and fixed cost optimization Chief Integration Officer empowered to lead delivery of synergy and integration benefits, directly reporting to the CEO IMPLEMENTATION OF RAW MATERIAL INTEGRATION BENEFITS • EDC / caustic integration into ethyleneamines, including heavies • Epoxy / Advanced Materials supply chain integration • Direct purchasing power from greater combined spend New Strategic Integration Committee of the Board of • Asset optimization opportunities across the combined footprint Directors to oversee integration and synergy capture 15

Winning Combination with Benefits in All Major Regions U.S. GULF COAST EUROPE • Competitive position in strategic end uses • Epoxy integration expands Advanced Materials capabilities • Regional integration enhances economics in epoxies and growth in higher-value applications ALABAMA LOUISIANA TEXAS ASIA McIntosh A strategic manufacturing cluster• Highly cash generative China business Freeport • Strategically compete in attractive markets to Huntsman’s Geismar MDI site sits capitalize on growth opportunities near Olin’s Plaquemine and St. Gabriel chlor alkali assets, creating Huntsman ethyleneamines + Olin a strategic manufacturing cluster in chlor alkali / epoxy assets support a Louisiana highly integrated Gulf Coast chemicals platform 16